UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	June 27, 2019

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E.
Moultrie,	Georgia	31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	(229)	890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABCB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Ameris Bancorp (the “Company”) filed a Current Report on Form 8-K on July 1, 2019 (the “Original Report”) to report, among other things, the completion of its previously announced merger (the “Merger”) with Fidelity Southern Corporation (“Fidelity”). This Amendment No. 1 to the Original Report (this “Amendment No. 1”) amends and restates in its entirety Item 9.01 of the Original Report to include the consolidated financial statements of Fidelity pursuant to Item 9.01(a) of Form 8-K and the unaudited pro forma combined condensed financial information pursuant to Item 9.01(b) of Form 8-K that were excluded from the Original Report. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Attached hereto as Exhibits 99.2 and 99.3 are the audited financial statements of Fidelity and the unaudited quarterly financial statements of Fidelity, respectively, as required by this Item 9.01(a). Such financial statements are incorporated by reference into this Item 9.01(a).

(b)    Pro forma financial information.

Attached hereto as Exhibit 99.4 is the unaudited pro forma combined condensed financial information reflecting the Merger as required by this Item 9.01(b). Such financial information is incorporated by reference into this Item 9.01(b).

(d)    Exhibits.

2.1
Agreement and Plan of Merger, dated as of December 17, 2018, by and between Ameris Bancorp and Fidelity Southern Corporation (incorporated by reference to Exhibit 2.1 to Ameris Bancorp’s Current Report on Form 8-K filed on December 17, 2018).

3.1	Bylaws of Ameris Bancorp, as amended and restated through July 1, 2019.*
4.1	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and U.S. Bank National Association, dated as of June 26, 2003.*
4.2	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and U.S. Bank National Association, dated as of July 1, 2019.*
4.3	Form of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).*
4.4	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and Wilmington Trust Company, dated as of March 17, 2005.*
4.5	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and Wilmington Trust Company, dated as of July 1, 2019.*
4.6	Form of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2035 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.4).*
4.7	Indenture between Ameris Bancorp (as successor to Fidelity Southern Corporation) and Wilmington Trust Company, dated as of August 20, 2007.*
4.8	First Supplemental Indenture, among Ameris Bancorp, Fidelity Southern Corporation and Wilmington Trust Company, dated as of July 1, 2019.*
4.9	Form of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.7).*
23.1	Consent of Ernst & Young LLP
99.1	Press release, dated July 1, 2019.*
99.2	Audited Consolidated Financial Statements of Fidelity Southern Corporation and Subsidiaries for the years ended December 31, 2018 and 2017
99.3	Unaudited Consolidated Financial Statements of Fidelity Southern Corporation and Subsidiaries as of and for the three and six months ended June 30, 2019 and 2018.
99.4	Unaudited Pro Forma Combined Condensed Financial Information reflecting the Merger.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Previously filed with the Original Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: September 12, 2019